UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 26, 2022

Westrock Coffee Company

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41485	80-0977200
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 River Bluff Drive

Suite 210

Little Rock, Arkansas 72202

(Address of Principal Executive Offices, and Zip Code)

(501) 320-4880

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of common stock, par value $0.01 per share,	WEST	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of common stock, par value $0.01 per share	WESTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

On August 26, 2022, Westrock Coffee Company (f/k/a Westrock Coffee Holdings, LLC), a Delaware corporation (the “Company”), completed its previously announced business combination (the “Business Combination”) with Riverview Acquisition Corp., a special purpose acquisition vehicle and a Delaware corporation (“SPAC”), through the merger (the “SPAC Merger”) of the Company’s wholly-owned subsidiary, Origin Merger Sub I, Inc., a Delaware corporation (“Merger Sub I”), with and into SPAC, with SPAC surviving the SPAC Merger as a wholly-owned subsidiary of the Company and, immediately following the SPAC Merger, the merger (the “LLC Merger,” together with the SPAC Merger, the “Mergers”) of SPAC with and into the Company’s wholly-owned subsidiary, Origin Merger Sub II, LLC, a Delaware limited liability company (“Merger Sub II”), with Merger Sub II surviving the LLC Merger as a wholly-owned subsidiary of the Company, pursuant to the terms of that certain Transaction Agreement, dated April 4, 2022 (as amended, modified or supplemented, the “Transaction Agreement”), by and among the Company, SPAC, Merger Sub I and Merger Sub II.

Item 1.01.	Entry into a Material Definitive Agreement.

On August 29, 2022, the Company entered into a credit agreement (the “Credit Agreement”) among the Company, Westrock Beverage Solutions, LLC, as the borrower (the “Borrower”), Wells Fargo Bank, N.A., as administrative agent, collateral agent, and swingline lender, Wells Fargo Securities, LLC, as sustainability structuring agent, and each issuing bank and lender party thereto. The Credit Agreement includes (a) a senior secured first lien revolving credit facility in an initial aggregate principal amount of $175.0 million (the “Revolving Credit Facility”) and (b) a senior secured first lien term loan facility in an initial aggregate principal amount of $175.0 million (the “Term Loan Facility”). The proceeds from the Revolving Credit Facility and the Term Loan Facility will be used for paying off existing indebtedness, working capital and other general corporate purposes. The Revolving Credit Facility and the Term Loan Facility will mature on August 29, 2027.

Borrowings under the Revolving Credit Facility and the Term Loan Facility will bear interest, at the Borrower’s option, initially at an annual rate equal to (i) Term SOFR plus a credit spread adjustment of 0.10% for loans with an interest period of one month, 0.15% for loans with an interest period of three months and 0.25% for loans with an interest period of six months, as applicable, (the “Adjusted Term SOFR Rate”) or (ii) the base rate (determined by reference to the greatest of (i) the rate of interest last quoted by The Wall Street Journal in the U.S. as the prime rate in effect, (ii) the NYFRB Rate from time to time plus 0.50% and (iii) the Adjusted Term SOFR Rate for a one month interest period plus 1.00%, (the “Base Rate”)), in each case plus the Applicable Margin. The Applicable Margin ranges from 1.50% to 2.50% for Adjusted Term SOFR loans and from 0.50% to 1.50% for Base Rate loans, in each case depending on the total net leverage ratio. Commitment fees on the daily unused amount of commitments under the Revolving Credit Facility range from 0.20% to 0.35% depending on the total net leverage ratio.

The Credit Agreement contains two financial covenants requiring maintenance of a total net leverage ratio not to exceed 4.50 to 1.00, with a stepdown to 4.00 to 1.00 on the 18-month anniversary of the closing date of Credit Agreement and an interest coverage ratio of at least 1.50 to 1.00 (the “Financial Covenants”). The Financial Covenants will be tested on a quarterly basis commencing with the fiscal quarter ending September 30, 2022.

The foregoing descriptions do not purport to be complete and are qualified in their entirety by reference to the Credit Agreement, which is included as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.02.	Completion of Acquisition or Disposition of Assets.

On the terms and subject to the conditions set forth in the Transaction Agreement, at the effective time of the SPAC Merger (the “SPAC Merger Effective Time”), (i) each outstanding share of Class B common stock of SPAC, par value $0.001 per share (“SPAC Class B Shares”) (other than the SPAC Class B Shares held as treasury stock), were automatically converted into one share of Class A common stock of SPAC, par value $0.001 per share (“SPAC Class A Shares”), (ii) each outstanding SPAC Class A Share (including the SPAC Class A Shares resulting from the conversion of SPAC Class B Shares at the SPAC Merger Effective Time but excluding any SPAC Class A Shares held as treasury stock) were exchanged for one share of common stock, par value $0.01 per share, of the Company (“Company Common Shares”), (iii) each outstanding warrant of SPAC to purchase SPAC Class A Shares was, by its terms, automatically converted into a comparable warrant (“Company Warrants”) to purchase Company Common Shares on the terms and subject to the conditions set forth in the amended and restated warrant agreement, dated August 25, 2022, by and among the Company, Computershare, Inc. and Computershare Trust Company, N.A. (the “Warrant Agreement”), (iv) each SPAC Class A Share and SPAC Class B Share held immediately prior to the SPAC Merger Effective Time by the SPAC as treasury stock was automatically canceled and extinguished and (v) each share of capital stock of Merger Sub I issued and outstanding immediately prior to the SPAC Merger Effective Time was automatically canceled and extinguished and converted into one share of common stock, par value $0.01, of the surviving corporation of the SPAC Merger.

In the SPAC Merger, (i) the Company issued an aggregate of 12,868,151 Company Common Shares to the former holders of SPAC Class A Shares and SPAC Class B Shares immediately prior to the SPAC Merger Effective Time, and (ii) an aggregate of 19,900,000 SPAC Warrants, which were outstanding immediately prior to the SPAC Merger Effective Time, became converted into the same number of Company Warrants.

On August 29, 2022, Company Common Shares and certain Company Warrants commenced trading on The Nasdaq Global Market under the symbols “WEST” and “WESTW,” respectively.

The foregoing descriptions do not purport to be complete and are qualified in their entirety by the text of the Transaction Agreement, which is included as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities

On April 4, 2022, SPAC and the Company each entered into subscription agreements (the “Subscription Agreement”) with certain institutional and accredited investors (the “PIPE Investors”), pursuant to which (i) 31 PIPE Investors agreed to subscribe for and purchase, and SPAC agreed to issue and sell to such PIPE Investors, prior to and substantially concurrently with the closing of the Business Combination (the “Closing”), an aggregate of 22,150,000 SPAC Class A Shares at a purchase price of $10.00 per share, for aggregate gross proceeds of $221,500,000 to SPAC, and (ii) four PIPE Investors agreed to subscribe for and purchase, and the Company agreed to issue and sell to such PIPE Investors, prior to and substantially concurrently with the Closing, an aggregate of 2,850,000 Company Common Shares, at a purchase price of $10.00 per share, for aggregate gross proceeds of $28,500,000 to the Company (the financing described in clauses (i) and (ii), collectively, the “PIPE Financing”). The Subscription Agreement between SPAC and the PIPE Investors permitted the PIPE Investors, subject to certain conditions, to reduce the number of subscribed SPAC Class A Shares by the number of SPAC Class A Shares acquired by the PIPE Investor after the date of the Subscription Agreement. As certain PIPE Investors exercised this right, in the PIPE Financing, the PIPE Investors subscribed for an aggregate of 20,240,000 SPAC Class A Shares at a purchase price of $10.00 per share, for aggregate gross proceeds of $202,400,000 to SPAC. The PIPE Financing was consummated substantially concurrently with the Closing. Each SPAC Class A Share issued in the PIPE Financing was converted into one Company Common Share in connection with the Closing. The issuance of the Company Common Shares pursuant to the PIPE Financing was not registered under the Securities Act of 1933, as amended (the “Securities Act”), and the Company Common Shares were issued in reliance upon the exemption provided in Section 4(a)(2) of the Securities Act.

The foregoing descriptions do not purport to be complete and are qualified in their entirety by reference to the Subscription Agreements, the forms of which are included as Exhibit 10.2 and Exhibit 10.3 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 is incorporated herein by reference into this Item 3.03.

On August 26, 2022, the Warrant Agreement became effective and the Company Warrants shall be governed by the terms of the Warrant Agreement. Each Company Warrant will entitle the registered holder to purchase one Company Common Share at a price of $11.50 per share, subject to the terms and conditions of the Warrant Agreement. Additional information about the Company Warrants is set forth in the sections of the Company’s Registration Statement on Form S-4 (File No. 333-264464), as amended (the “Registration Statement”), initially filed on April 25, 2022, titled “Description of Securities – Westrock Warrants,” which information is incorporated herein by reference. The foregoing descriptions do not purport to be complete and are qualified in their entirety by reference to the Warrant Agreement, which is included as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Directors

On August 26, 2022, in connection with the Closing and prior to the SPAC Merger, the Company converted from a Delaware limited liability company to a Delaware corporation (the “Conversion”). Prior to the Conversion, the Company was governed by a board of managers (the “Board of Managers”). Following the Conversion, the Company is governed by a board of directors (the “Board of Directors”). Witt Stephens and Matthew Salsbury, who were members of the Board of Managers, will not be continuing as members of the Board of Directors.

New Directors

In connection with the Closing, Hugh McColl, III, R. Brad Martin, Mark Edmunds, Leslie Starr Keating and Oluwatoyin Umesiri were appointed to the Board of Directors. Mr. Edmunds is the chairperson of the audit committee of the Board of Directors. Mr. Martin is the chairperson and Ms. Keating is a member of the compensation committee of the Board of Directors. Mr. McColl is the chairperson and Ms. Keating and Ms. Umesiri are members of the nominating and corporate governance committee of the Board of Directors. Additional information with respect to Hugh McColl, III, R. Brad Martin, Mark Edmunds, Leslie Starr Keating and Oluwatoyin Umesiri regarding, among other things, their background, board committee membership, independence, arrangement for election, family relationships, and compensatory arrangements is set forth in the sections of the Registration Statement titled “Management after the Business Combination,” and “Director Compensation,” which such information is incorporated herein by reference.

New Employment Agreements

In connection with the Closing, the Company entered into new employment agreements with Scott T. Ford, Chief Executive Officer and Co-Founder, T. Christopher Pledger, Chief Financial Officer, and William A. Ford, Group President, Operations. The new employment agreements became effective as of the Closing. Additional information with respect to these new employment agreements is set forth in the sections of the Registration Statement titled “Executive Compensation – Westrock – Post-Initial Public Offering Executive Compensation Arrangements of Westrock – Employment Agreement with Scott T. Ford,” “Executive Compensation – Westrock – Post-Initial Public Offering Executive Compensation Arrangements of Westrock – Employment Agreement with T. Christopher Pledger” and “Executive Compensation – Westrock – Post-Initial Public Offering Executive Compensation Arrangements of Westrock – Employment Agreement with William A. Ford,” which such information is incorporated herein by reference. The foregoing descriptions do not purport to be complete and are qualified in their entirety by reference to the employment agreements, which are included as Exhibit 10.4, Exhibit 10.5 and Exhibit 10.6 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

New Compensation Plans

Effective as of the Conversion, the Company adopted the Westrock Coffee Company 2022 Equity Incentive Plan and the Westrock Coffee Company Annual Cash Incentive Plan. Additional information with respect to these incentive plans is set forth in the sections of the Registration Statement titled “Executive Compensation – Westrock – Post-Initial Public Offering Executive Compensation Arrangements of Westrock – Westrock Coffee Company 2022 Equity Incentive Plan” and “Executive Compensation – Westrock – Post-Initial Public Offering Executive Compensation Arrangements of Westrock – Annual Cash Incentive Plan.” Additionally, effective as of the Conversion, the Company amended and restated the Westrock Coffee Holdings, LLC 2020 Unit Option Incentive Plan in order to reflect the Conversion and renamed it the Westrock Coffee Company 2020 Stock Option Incentive Plan. Additional information with respect to the Amended and Restated Westrock Coffee Holdings, LLC 2020 Unit Option Incentive Plan is set forth in the sections of the Registration Statement titled “Executive Compensation – Westrock – Amended and Restated Westrock Coffee Holdings, LLC 2020 Option Plan.” The foregoing descriptions do not purport to be complete and are qualified in their entirety by reference to the plans, which are included as Exhibit 10.7, Exhibit 10.8 and Exhibit 10.9 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the Conversion, the Company adopted a certificate of incorporation and bylaws, the descriptions of which are set forth in the section of the Registration Statement titled “Description of Securities,” which description is incorporated herein by reference. The foregoing descriptions of the certificate of incorporation and bylaws do not purport to be complete and are qualified in their entirety by reference to the full text of the certificate of incorporation and bylaws, which are included as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.05.	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

Effective as of the Closing, the Board of Directors adopted the Westrock Coffee Company Code of Ethics (the “Code of Ethics”). The Code of Ethics applies to all directors, officers and employees of the Company. The foregoing description of the Code of Ethics does not purport to be complete and is qualified in its entirety by reference to the full text of the Code of Ethics attached hereto as Exhibit 14.1 and incorporated herein by reference.

Effective as of the Closing, the Board of Directors also adopted the Westrock Coffee Company Supplemental Code of Ethics for Chief Executive Officer and Senior Financial Officers (the “Supplemental Code of Ethics”). The Supplemental Code of Ethics applies to the Company’s Chief Executive Officer, President, if any, Chief Financial Officer and Principal Accounting Officer. The foregoing description of the Supplemental Code of Ethics does not purport to be complete and is qualified in its entirety by reference to the full text of the Supplemental Code of Ethics attached hereto as Exhibit 14.2 and incorporated herein by reference.

Item 8.01.	Other Events.

On August 29, 2022, the Company and SPAC issued a press release relating to the completion of the Business Combination and the commencement of trading of the Company’s securities on The Nasdaq Stock Market. A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited financial statements of SPAC for the period ended December 31, 2021, and the notes related thereto, included in the Registration Statement, are incorporated herein by reference to the Registration Statement as Exhibit 99.2 to this Current Report on Form 8-K.

The unaudited financial statements of SPAC for the three and six months ended June 30, 2022 and the notes related thereto, included in SPAC’s Quarterly Report on Form 10-Q, filed on August 15, 2022, are incorporated herein by reference to such Quarterly Report on Form 10-Q as Exhibit 99.3 to this Current Report on Form 8-K.

(b) Pro Forma Financial Information.

       The unaudited pro forma condensed combined financial information of the Company and SPAC as of and for the six months ended June 30, 2022 and for the year ended December 31, 2021, and the notes related thereto, are attached as Exhibit 99.4 to this Current Report on Form 8-K and incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description of Exhibit
2.1*	Transaction Agreement, dated as of April 4, 2022, by and among Riverview Acquisition Corp., Westrock Coffee Holdings, LLC, Origin Merger Sub I, Inc. and Origin Merger Sub II, LLC (incorporated by reference to Exhibit 2.1 to the Registration Statement on Form S-4 (File No. 333-264464), initially filed on April 25, 2022 by Westrock Coffee Company)
3.1	Certificate of Incorporation of Westrock Coffee Company (incorporated by reference to Exhibit 3.1 to Westrock Coffee Company’s Quarterly Report on Form 10-Q, filed on August 29, 2022)
3.2	Bylaws of Westrock Coffee Company (incorporated by reference to Exhibit 3.2 to Westrock Coffee Company’s Quarterly Report on Form 10-Q, filed on August 29, 2022)
4.1	Amended and Restated Warrant Agreement, dated August 26, 2022, by and among Westrock Coffee Company, Computershare Inc. and Computershare Trust Company, N.A. (incorporated by reference to Exhibit 4.1 to Westrock Coffee Company’s Quarterly Report on Form 10-Q, filed on August 29, 2022)
10.1	Credit Agreement, dated as of August 29, 2022, among Westrock Beverage Solutions, LLC, as the borrower, Westrock Coffee Company, Wells Fargo Bank, N.A., as administrative agent, collateral agent, and swingline lender, Wells Fargo Securities, LLC, as sustainability structuring agent, and each issuing bank and lender party thereto (incorporated by reference to Exhibit 10.3 to Westrock Coffee Company’s Quarterly Report on Form 10-Q, filed on August 29, 2022)
10.2	Form of Subscription Agreement between Riverview Acquisition Corp. and certain investors (incorporated by reference to Exhibit 10.2 to the Registration Statement on Form S-4 (File No. 333-264464), initially filed on April 25, 2022 by Westrock Coffee Company)
10.3	Form of Subscription Agreement between Westrock Coffee Company and certain investors (incorporated by reference to Exhibit 10.3 to the Registration Statement on Form S-4 (File No. 333-264464), initially filed on April 25, 2022 by Westrock Coffee Company)
10.4	Employment Agreement, dated August 26, 2022, by and between Westrock Coffee Company and Scott T. Ford (incorporated by reference to Exhibit 10.4 to Westrock Coffee Company’s Quarterly Report on Form 10-Q, filed on August 29, 2022)
10.5	Employment Agreement, dated August 26, 2022, by and between Westrock Coffee Company and T. Christopher Pledger (incorporated by reference to Exhibit 10.5 Westrock Coffee Company’s Quarterly Report on Form 10-Q, filed on August 29, 2022)
10.6	Employment Agreement, dated August 26, 2022, by and between Westrock Coffee Company and William A. Ford (incorporated by reference to Exhibit 10.6 to Westrock Coffee Company’s Quarterly Report on Form 10-Q, filed on August 29, 2022)
10.7	Westrock Coffee Company 2022 Equity Incentive Plan (incorporated by reference to Exhibit 10.7 to Westrock Coffee Company’s Quarterly Report on Form 10-Q, filed on August 29, 2022)
10.8	Westrock Coffee Company Annual Cash Incentive Plan (incorporated by reference to Exhibit 10.8 to Westrock Coffee Company’s Quarterly Report on Form 10-Q, filed on August 29, 2022)
10.9	Amended and Restated Westrock Coffee Company 2020 Stock Option Incentive Plan (incorporated by reference to Exhibit 10.9 to Westrock Coffee Company’s Quarterly Report on Form 10-Q, filed on August 29, 2022)
14.1	Westrock Coffee Company Code of Ethics
14.2	Westrock Coffee Company Supplemental Code of Ethics for Chief Executive Officer and Senior Financial Officers
99.1	Press Release, dated August 29, 2022
99.2	Riverview Acquisition Corp. Audited Financial Statements, for the Period Ended December 31, 2021 (incorporated by reference to the Registration Statement on Form S-4 (File No. 333-264464), initially filed on April 25, 2022 by Westrock Coffee Company)
99.3	Riverview Acquisition Corp. Unaudited Financial Statements, for the Three- and Six-Month Period Ended June 30, 2022 (incorporated by reference to Riverview Acquisition Corp.’s Quarterly Report on Form 10-Q, filed on August 15, 2022)
99.4	Unaudited Pro Forma Condensed Combined Financial Information of Westrock Coffee Company and Riverview Acquisition Corp. as of and for the Six Months ended June 30, 2022 and for the Year Ended December 31, 2021, and the notes related thereto.
104	Cover Page Interactive Data File (embedded with Inline XBRL document).

* Certain schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the U.S. Securities and Exchange Commission upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTROCK COFFEE COMPANY

By:	/s/ Robert P. McKinney
Name:	Robert P. McKinney
Title:	Chief Legal Officer

Dated: August 29, 2022